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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 1996


Commission File Number: 0-24780            Commission File Number: 33-73002-01

      PROTECTION ONE, INC.                 PROTECTION ONE ALARM MONITORING, INC.
      6011 Bristol Parkway                          6011 Bristol Parkway
 (Exact name of registrant as                  (Exact name of registrant as
   specified in its charter)                     specified in its charter)

            Delaware                                       Delaware
  (State or other jurisdiction                   (State or other jurisdiction
of incorporation or organization)            of incorporation or organization)

          93-1063818                                     93-1064579
(I.R.S. employer identification no.)        (I.R.S. employer identification no.)

     6011 Bristol Parkway                           6011 Bristol Parkway
 Culver City, California 90230                  Culver City, California 90230
(Address of principal executive                (Address of principal executive
  offices, including zip code)                   offices, including zip code)

        (310) 338-6930                                 (310) 338-6930
(Registrant's telephone number,                (Registrant's telephone number,
     including area code)                            including area code)


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ITEM 5. Other Events


        On September 16, 1996, Protection One Alarm Monitoring, Inc. ("Monitoring") and Protection One, Inc. ("POI") entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and Montgomery Securities for the public offering of $90,000,000 aggregate principal amount ($103,500,000 aggregate principal amount if the Underwriters' over-allotment option is exercised in full) of Monitoring's 6 3/4% Convertible Senior Subordinated Notes due 2003 (the "Notes") to be issued pursuant to that certain Subordinated Debt Shelf Indenture dated as of August 29, 1996, among Monitoring, POI and State Bank and Trust Company, as Trustee, as supplemented and amended by a Supplemental Indenture No. 1 to be dated as of September 20, 1996, which will set forth the terms and form of the Notes.

        The Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-3 (File No. 333-4901), filed by Monitoring and POI with the Securities and Exchange Commission on August 1, 1996 and declared effective on August 30, 1996, covering the offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of up to $150,000,000 aggregate principal amount of Monitoring's senior and subordinated debt securities and the guarantee thereof by POI.



ITEM 7. Financial Statements and Exhibits.

(c)  Exhibits.

1.1 Underwriting Agreement dated September 16, 1996, between Monitoring, POI and Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and Montgomery Securities.

4.1 Form of Supplemental Indenture No. 1 to be dated as of September 20, 1996, among Monitoring, POI and State Street Bank and Trust Company, as Trustee.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROTECTION ONE, INC.
                                        PROTECTION ONE ALARM MONITORING, INC.


September 16, 1996                      By: JOHN E. MACK, III
                                            ----------------------------------
                                            John E. Mack, III
                                            Executive Vice President

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                                  EXHIBIT INDEX


Exhibit No.                     Description of Exhibit
- ----------                      ----------------------


1.1 Underwriting Agreement dated September 16, 1996, between Monitoring, POI, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and Montgomery Securities.

4.1 Form of Supplemental Indenture No. 1 to be dated as of September 20, 1996, among Monitoring, POI and State Street Bank and Trust Company, as Trustee.